EXHIBIT 10.01

OPTION AGREEMENT

        This Option Agreement is made this 7th day of December, 2004, at Dallas, Dallas County, Texas, by Texas Pacific Land Trust (“TPLT”), and Vaquero GP, LLC (“Vaquero”).

R E C I T A L S

        TPLT is the owner of lands and royalty interests in lands in the Permian Basin area of Texas. The mineral estate in much of those lands is owned by CUSA (as defined below). TPLT has asserted claims against CUSA for damages for breaches of CUSA’s duties as mineral owner to TPLT as royalty owner, and for damages to TPLT’s lands resulting from oil and gas operations on TPLT lands, and other claims. Vaquero desires to acquire by purchase some or all of CUSA’s mineral interests. Vaquero also desires to obtain from TPLT an option to acquire by assignment some or all of TPLT’s claims against CUSA. TPLT is willing to grant such option to Vaquero, on the terms and conditions set forth below.

      1        DEFINITIONS

                 (a)         Effective Date means the date when this agreement has been executed by all parties hereto. The Effective Date is set forth immediately above the parties’ signatures below.

                 (b)         Exercise Date means the date Vaquero exercises this option to acquire the Claims (or the date of TPLT’s exercise of its right to require Vaquero to exercise its option under paragraph 9).

                 (c)         Claims means all claims, uncollected judgments, and causes of action TPLT now has against CUSA which (i) arise out of or are related to the TPLT Property and (ii) for which the operative acts or omissions which underlie or give rise to the claim have occurred or occur prior to the Exercise Date, whether or not notice has been given as to such claims and whether asserted in an existing lawsuit or arbitration proceeding or not, and whether known or unknown, with the following exceptions:

(i) includes any claim for damages TPLT has against CUSA which were sustained prior to the Exercise Date for use of the surface estate by CUSA for pipelines, roads, salt water disposal or injection or other facilities or surface uses, or use of potable quality ground water, on lands the surface estate of which is owned by TPLT without any easement, lease or other permission or right of use, but does not include claims of future damages or suits to enjoin further unauthorized use, even though such use is a continuation of previous activity by CUSA.

(ii) “Claims” includes claims for past and future damages TPLT has against CUSA arising out of CUSA’s breach of duties to TPLT as a royalty owner for failure to protect TPLT Properties against drainage from wells drilled prior to the Exercise Date, but does not include drainage claims attributable to wells drilled after the Exercise Date.

(iii) “Claims” includes claims for damages TPLT has against CUSA which were sustained prior to the Exercise Date for CUSA’s failure to reasonably develop TPLT Properties or for failure to pool TPLT’s royalty interest, but does not include claims TPLT may have in the future against Vaquero for its failure to develop or pool such lands after Vaquero’s acquisition of such properties from CUSA.

(iv) “Claims” does not include claims TPLT may have against Vaquero, its Affiliates, or any other parties other than CUSA, even though such other parties may own mineral or leasehold interests with CUSA or may have acquired leasehold interests by lease or farmout from CUSA, or may be otherwise in privity of contract or estate with CUSA.

(v) “Claims” does not include claims TPLT may assert against CUSA, under state or federal laws, for contribution or indemnity resulting from claims hereafter made by third parties against TPLT for damages or injury to such third parties arising out of CUSA’s activities on TPLT Properties.

A list of Claims which have to date been asserted is attached hereto as Exhibit A.

                  (d)          TPLT Property means all lands in the State of Texas in which CUSA owns an interest and in which TPLT owns the surface estate and/or a royalty interest, an overriding royalty interest, a net profits interest or other interest in or relating to production on the effective date of this agreement.

                 (e)        Acquired Properties means all mineral interests (including fee mineral estates, royalty interests, and leasehold mineral interests) in the State of Texas which Vaquero or any Affiliate of Vaquero acquire or contracts to acquire from CUSA at any time after the date of this agreement and before the Option Termination Date.

                 (f)         Affiliate of Vaquero means the following entities for the purpose of this agreement: Guadalupe Shadows, LLC, a Texas limited liability company, MB Exploration, LLC, a Delaware limited liability company; J. Cleo Thompson and James Cleo Thompson, Jr., LP, a Texas limited partnership, Black Hill I, LP, a Texas limited partnership, Amistad Partners, LLC, a Texas limited liability company, GMB/Gringo Partners II, LP, a Texas limited partnership, and BP Capital LLC, a Delaware limited liability company, and any entity owned by Vaquero and/or any of the foregoing named entities.

                 (g)         CUSA means Chevron USA, Inc., Texaco Inc., ChevronTexaco Inc., or Texaco Exploration and Production Inc., or any of such entities’ wholly owned subsidiaries.

                 (h)         Option Termination Date means the date which is the earlier of (i) one year from the date of Vaquero’s exercise of this option or (ii) two years from the Effective Date of this Agreement.

                 (i)         A net mineral acre is equivalent to 100% of the mineral estate in one acre of land. Royalty interests burdening the mineral estate in a tract shall not reduce the number of net mineral acres in the tract.

       2         Grant of Option. For the consideration and subject to the terms hereafter provided, TPLT grants to Vaquero an option to acquire the Claims. The option to purchase shall commence on the Effective Date of this agreement and shall continue until five o’clock P.M. on the date which is twelve (12) months from the Effective Date (the “Option Period”).

       3         Consideration for Option. This option is granted in consideration of Vaquero’s payment to TPLT of the sum of $250,000.00 (the “Option Fee”), receipt of which is hereby acknowledged. In addition, Vaquero agrees to reimburse TPLT for up to $75,000 for legal and consulting fees and expenses incurred by TPLT in the negotiation of this agreement, immediately upon TPLT’s submission of copies of invoices evidencing such fees and expenses.

       4         Exercise. Vaquero may exercise this option at any time prior to its expiration by giving written notice to TPLT and by depositing the sum of One Million and No/100ths Dollars ($1,000,000.00) (the “Deposit”) in a joint account, which shall be held in the name of TPLT and Vaquero and established at Bank One, Dallas, N.A. The joint account shall be established in a manner so that the Deposit can only be released from the joint account by the signatures of a Trustee of TPLT and the President of Vaquero. All costs and expenses associated with establishing the joint account and distributing the Deposit upon joint signature of the above persons shall be the joint responsibility of TPLT and Vaquero. If Vaquero fails to provide such notice or make the Deposit Agent prior to expiration of the Option Period, then this agreement shall automatically terminate (subject to paragraph 9 below) and TPLT will retain the Option Fee.

       5         Consideration for Purchase of Claims. The consideration to TPLT for Vaquero’s purchase of the Claims shall consist of the following:

                 (a)        Vaquero shall pay TPLT $8,000,000.00, less one-half of the Option Fee, for a net cash amount of $7,875,000.00, subject to further adjustment as provided in paragraph 10 below;

                (b)       Vaquero shall assign to TPLT those interests in the Acquired Properties described in paragraph 6 below; and

                (c)       Vaquero shall either (i) obtain a release of TPLT from any and all claims CUSA has against TPLT as of the date of Vaquero’s exercise of its option, whether such claims have or have not been asserted, whether known or unknown to TPLT or CUSA, and which are in any way attributable to the Acquired Properties or oil or gas produced from the Acquired Properties or (ii) assume liability for, and provide defense and indemnity of TPLT against, any and all claims CUSA has against TPLT as of the date of Vaquero’s exercise of its option, whether such claims have or have not been asserted, whether known or unknown to TPLT or CUSA, and which are in any way attributable to the Acquired Properties or oil or gas produced from the Acquired Properties.

    6            Vaquero’s Assignment of Royalties in Acquired Properties. If Vaquero exercises its option hereunder, or if TPLT exercises its option to require Vaquero to purchase its Claims as provided in paragraph 9 below, then at the closing of the sale of the Claims to Vaquero, Vaquero shall assign to TPLT the interests in the Acquired Properties described in (a), (b), (c) and (d) below. If, at any time within one year from the date of Vaquero’s exercise of this option,

Vaquero acquires or contracts to acquire any additional Acquired Properties, then Vaquero shall within thirty (30) days from the date of the assignment to Vaquero assign to TPLT the interests described below in such additional Acquired Properties.

                 (a)          With respect to interests acquired which (i) fall under the definition of Acquired Properties, and (ii) are mineral interest not subject to any oil and gas lease, option to acquire an oil and gas lease, farmout, or other agreement requiring the mineral owner to grant an oil and gas lease in effect at the time of its acquisition by Vaquero TPLT shall receive an assignment in the form attached hereto and incorporated herein as Exhibit B.

                 (b)          With respect to interests acquired which (i) fall under the definition of Acquired Properties, and (ii) are mineral interests subject to an oil and gas lease in effect at the time of its acquisition by Vaquero, or subject to an option to acquire an oil and gas lease, farmout or other agreement requiring the mineral owner to grant an oil and gas lease in effect at the time of its acquisition by Vaquero, TPLT shall receive an assignment in the form attached hereto and incorporated herein as Exhibit C.

                 (c)          With respect to any Acquired Property which is a leasehold or working interest, TPLT shall receive an assignment in the form attached hereto and incorporated herein as Exhibit D.

                 (d)          With respect to any Acquired Property which is a royalty interest, overriding royalty interest or net profits interest, TPLT shall receive an assignment of 5% of the interest acquired by Vaquero.

        The interests to be assigned as described above shall be in addition to any interests now owned by TPLT in the properties acquired by Vaquero.

     7            Conditions to Vaquero’s Exercise of Option. Vaquero may not exercise its option to purchase the Claims unless Vaquero and/or an Affiliate of Vaquero has acquired prior to, or simultaneously with the Closing of the sale of the Claims mineral interests from CUSA equal to at least one million net mineral acres. If Vaquero and/or an Affiliate of Vaquero acquires less than 100% of the mineral estate in any tract, then the number of net mineral acres acquired in such tract shall be equal to the number of acres in such tract multiplied by the fractional interest in the mineral estate acquired by Vaquero and/or an Affiliate of Vaquero. The fact that the mineral interest acquired by Vaquero and/or an Affiliate of Vaquero may be subject to an oil and gas lease or burdened by outstanding royalty interests shall not affect the number of net mineral acres in such tract acquired by Vaquero and/or an Affiliate of Vaquero. Prior to Closing, Vaquero shall fully disclose to TPLT all agreements, deeds, title reports and opinions and other documents evidencing the mineral interests acquired or to be acquired by Vaquero and/or an Affiliate of Vaquero from CUSA.

     8           Claims Excluded. If Vaquero or an Affiliate of Vaquero does not acquire CUSA’s interest in a TPLT Property, TPLT shall be entitled to exclude any Claim which arises from any such interest not so acquired (“Excluded Claim”). The fact that some Claims may be excluded from assignment to Vaquero shall not reduce or affect the consideration payable to TPLT at Closing. However, Vaquero shall not be required to obtain a release for, assume liability for, or indemnify TPLT against, any counterclaims that CUSA may have asserted or may assert against TPLT in any lawsuit or other proceeding arising out of or related to the facts asserted in such Excluded Claim.

     9            TPLT’s Right to Require Purchase of Claims. If, at any time prior to the Option Termination Date, Vaquero and/or any Affiliate(s) of Vaquero acquire or enter into any agreement or agreements to cumulatively acquire mineral interests from CUSA in the following counties in the State of Texas: Andrews, Bailey, Borden, Brewster, Callahan, Cochran, Coke, Cottle, Crane, Crosby, Culberson, Dawson, Dickens, Ector, Edwards, El Paso, Fisher, Floyd, Gaines, Garza, Glasscock, Hale, Hockley, Howard, Hudspeth, Irion, Jeff Davis, Kent, King, Lamb, Loving, Lubbock, Lynn, Martin, Midland, Mitchell, Motley, Nolan, Palo Pinto, Pecos, Presidio, Reagan, Red River, Reeves, Scurry, Stephens, Sterling, Taylor, Upton, Ward, Winkler, and/or Winkler, then Vaquero and/or its Affiliate(s) shall fully disclose such acquisitions or agreements to TPLT. If such acquisitions or agreements result in Vaquero’s and/or any Affiliate(s) of Vaquero’s acquisition of not less than 50,000 net mineral acres in the State of Texas, then TPLT shall have the right, for a period of sixty (60) days after its receipt of full and complete information concerning such acquisition or agreement, to require Vaquero and/or any Affiliates of Vaquero to exercise Vaquero’s option hereunder, to the same extent and with the same result and for the same consideration as if (i) this option were in full force and effect, (ii) Vaquero had exercised its option hereunder, and (iii) Vaquero had itself acquired such properties. Each such Affiliate shall be obligated to perform Vaquero’s obligations with respect to the payment of cash consideration and execution and delivery of documents required of Vaquero in paragraphs 5 and 6 hereof.

    10           Prosecution of Claims During Option Period. TPLT shall have the right, but no obligation, to pursue any or all of the Claims during the Option Period, at its sole discretion, and to settle any or all of the Claims upon such terms as it may elect, at its sole discretion. TPLT shall have no obligation or liability to Vaquero for failure to pursue Claims or failure to achieve a favorable result with respect to any Claim, or for failure to file a Claim to avoid the running of any applicable statute of limitation.

     11            Adjustment of Purchase Price. The cash portion of the consideration paid by Vaquero for purchase of the Claims shall be reduced by the net amount of any monies received by TPLT from CUSA in settlement or collection of each Claim settled after the date of this agreement, after deducting any legal fees and expenses, expert and consulting fees and expenses and other expenses paid or incurred by TPLT in prosecution of such settled Claim. Prior to the Closing, TPLT shall furnish to Vaquero all documents necessary to evidence adjustments to be made in accordance with this paragraph.

      12            Information; Disclosure.

                  (a)         By TPLT. Within thirty days after the Effective Date, TPLT will furnish to Vaquero copies of all pleadings filed in any court or arbitration proceeding with respect to any Claim. Thereafter, as additional pleadings are filed or received, TPLT will furnish Vaquero copies of such additional pleadings. TPLT also has provided a list and written information as to all other potential claims known to TPLT which have not yet been asserted by the filing of litigation or arbitration. Immediately after Closing, if the Claims are not released pursuant to settlement prior to Closing, TPLT will provide to Vaquero copies of all documents and materials in its possession or control with respect to any asserted Claim acquired by Vaquero, including such documents as are subject to attorney-client or work-product privilege.

                  (b)         By Vaquero. Vaquero will provide to TPLT, as soon as it becomes available, a copy of any agreements between Vaquero (or any Affiliate of Vaquero) and CUSA related to the purchase of any mineral or mineral leasehold interest owned by CUSA and located within the State of Texas entered into at any time prior to the Option Termination Date. Vaquero agrees that no agreement between it and CUSA will prohibit the disclosure of such agreement to TPLT. Within thirty days after the Closing, Vaquero will furnish TPLT with copies of any deeds from TPLT to The TXL Oil Corporation which Vaquero has in its possession and of any oil and gas leases covering TPLT Property which Vaquero has in its possession. Thereafter, as and when Vaquero acquires any such documents, Vaquero will provide copies to TPLT. In addition, Vaquero will timely provide to TPLT either copies of any farmout agreements, seismic options, or other documents relating to the development of the mineral estate on TPLT Property which are in Vaquero’s possession, or descriptions of such agreements, identifying the lands covered, the parties, and the term of such agreements.

     13            Confidentiality. Except as to CUSA, the parties agree to maintain the confidentiality of this agreement and of all non-public documents furnished by either party to the other pursuant to this agreement, and shall not disclose this agreement or such documents to any third person other than legal counsel, Affiliates of Vaquero, employees of the Vaquero or its Affiliates or TPLT, and consultants for such parties all of whom must agree in writing to be bound by the confidentiality requirements of this agreement; provided, however, Vaquero shall not disclose to CUSA any information as to any unasserted claims of which TPLT has informed Vaquero pursuant to Section 11(a). Notwithstanding the foregoing, the parties shall be entitled to disclose this agreement, or the terms thereof, to the extent necessary to comply with any law or regulation, including, without limitation, state or federal securities laws and regulations.

     14            Representations and Warranties of TPLT. TPLT represents and warrants to Vaquero that the following matters are true and correct as of the execution date of this agreement and will also be true and correct as of the Closing date:

                 (a)         Authority. TPLT is a trust duly formed, validly existing and in good standing.

                 (b)          Due Execution. TPLT has the requisite power and authority to execute, deliver and perform this agreement. TPLT has duly authorized the execution, delivery and performance of this agreement. This agreement, assuming due authorization, execution and delivery by TPLT, constitutes the legal, valid, and binding obligation of TPLT enforceable against TPLT in accordance with its terms (except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the right of contracting parties generally) and does not violate the material provisions of any agreement to which TPLT is a party or to which it is subject.

                 (c)         Litigation. To TPLT’s Actual Knowledge (as defined below), TPLT has received no notice of any actions, suits or proceedings, pending or threatened, before any judicial, administrative or other governmental authority with respect to the transfer or assignment of any of the Claims (or any portion thereof).

                 (d)         Governmental Notices. To TPLT’s Actual Knowledge, TPLT has received no written notice from any city, county, state or other government authority that the Claims are or will be affected by the assertion of a claim, assessment, intervention or lien, whether due to a material violation of the laws, rules or ordinances applicable to the TPLT Property underlying any Claim or otherwise.

                 (e)         Pleadings. To TPLT’s Actual Knowledge, the pleadings for each of the Claims to be provided for the review of Vaquero are a complete and accurate set of all pleadings relating to the Claims, as of the Effective Date, which disclosure shall be updated by TPLT prior to Closing, if necessary to make this representation correct, including the addition thereto of new pleadings filed after the date hereof through Closing.

                 (f)         Representation Agreements. As of the Closing there will be no legal representation agreements affecting the Claims which cannot be terminated by notice and without any lien, and Vaquero shall have no liability under any of the legal representation agreements entered into by TPLT in connection with any of the Claims.

                 (g)         Further Statements. The representations and warranties of TPLT set forth in this paragraph shall survive the Closing for a period of eighteen (18) months and shall terminate and be of no further force or effect eighteen (18) months following the Closing Date. Unless otherwise specified, all covenants and agreements herein shall survive indefinitely until fully performed or mutually released.

                (h)         TPLT’s Actual Knowledge. For purposes of this agreement and each of the documents executed in connection herewith, “TPLT’s Actual Knowledge” shall specifically mean and be limited to the actual knowledge, as of the Execution Date, or, if specifically stated, as of the Closing date, of any trustee or employee of TPLT and the manager of the TPLT Property, without any duty of inquiry or independent investigation on the part of TPLT or such individuals.

     15          Representations and Warranties of Vaquero. Vaquero represents and warrants to TPLT that the following matters are true and correct as of the Effective Date and will also be true and correct as of the Closing date:

                 (a)         Authority. Vaquero is a Texas limited liability company, validly existing under the laws of the State of Texas.

                 (b)         Membership. The members of Vaquero are Guadalupe Shadows, LLC, a Texas limited liability company, and Amistad Partners, a limited liability company. The members of Guadalupe Shadows are MB Exploration, LLC, a Delaware limited partnership; J. Cleo Thompson and James Cleo Thompson, Jr., LP, a Texas limited partnership; Black Hill I, LP, a Texas limited partnership; and Texas Capital Bancshares, Inc.. The members of Amistad Partners, LLC are GMB/Gringo Partners, II, LP, a Texas limited partnership, and BP Capital LLC, a Delaware limited liability company.

                 (c)         Due Execution. Vaquero has all requisite power and authority to execute, deliver and perform this agreement. Vaquero has obtained all requisite authorization for the execution, delivery and performance of this agreement. This agreement, assuming due authorization, execution and delivery by Vaquero, constitutes the legal, valid, and binding obligations of Vaquero enforceable against Vaquero in accordance with its terms (except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the right of contracting parties generally), and does not violate the material provisions of any agreement to which Vaquero is a party or to which it is subject.

                 (d)         Due Diligence Approvals. Subject to and in accordance with the terms of this agreement, Vaquero confirms that it shall have had ample opportunity during the period prior to Closing to conduct its due diligence investigations of the Claims and review carefully all of the materials required for due diligence and complete all investigations, examinations and inspections of the Claims that Vaquero deems necessary, advisable or prudent to protect its interests in acquiring the Claims.

                 (e)         Knowledge of Claims. Neither Vaquero nor any Affiliate of Vaquero has any knowledge of any Claims TPLT may have against CUSA except for those Claims TPLT has disclosed to Vaquero.

                 (f)          Further Statements. The representations and warranties of Vaquero set forth in this agreement shall survive the Closing for a period of eighteen (18) months and shall terminate and be of no further force or effect eighteen (18) months following the Closing Date. Unless otherwise specified, all covenants and agreements herein shall survive indefinitely until fully performed or mutually released.

No Representations. Purchase “As Is”. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER TPLT, NOR ANYONE ACTING FOR OR ON BEHALF OF TPLT, HAS MADE ANY REPRESENTATION, WARRANTY, PROMISE OR STATEMENT, EXPRESS OR IMPLIED, TO VAQUERO, OR TO ANYONE ACTING FOR OR ON BEHALF OF VAQUERO, CONCERNING THE CLAIMS, INCLUDING, WITHOUT LIMITATION, WHETHER ANY OF THE CLAIMS ARE BARRED BY LIMITATIONS, OR THE LIKELIHOOD OF A RECOVERY OR OF ANY PARTICULAR RESULT. VAQUERO FURTHER REPRESENTS AND WARRANTS THAT, IN ENTERING INTO THIS AGREEMENT, VAQUERO HAS NOT RELIED ON ANY REPRESENTATION, WARRANTY, PROMISE OR STATEMENT, EXPRESS OR IMPLIED, OF TPLT, OR ANYONE ACTING FOR OR ON BEHALF OF TPLT, OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT, AND THAT ALL MATTERS CONCERNING THE CLAIMS HAVE BEEN OR SHALL BE INDEPENDENTLY VERIFIED BY VAQUERO PRIOR TO THE CLOSING, AND THAT VAQUERO SHALL PURCHASE THE CLAIMS BASED ON VAQUERO’S OWN PRIOR DUE DILIGENCE INVESTIGATIONS, INSPECTIONS AND EXAMINATIONS OF THE CLAIMS (OR VAQUERO’S ELECTION NOT TO DO SO); AND THAT VAQUERO IS PURCHASING EACH OF THE CLAIMS “AS IS” AND “WITH ALL FAULTS”. VAQUERO DOES HEREBY WAIVE, AND TPLT DOES HEREBY

DISCLAIM, ALL WARRANTIES OF ANY TYPE OR KIND WHATSOEVER WITH RESPECT TO THE CLAIMS, WHETHER EXPRESS OR IMPLIED.

     16            Closing. Closing of the sale of the Claims shall take place at the offices of TPLT in Dallas, Texas on a date mutually agreeable to the parties within thirty (30) days after Vaquero’s notice to TPLT of exercise of its option (or in the case of TPLT’s election to require Vaquero to exercise its option as provided in paragraph 9, the date of TPLT’s notice). At Closing:

                 (a)          Vaquero shall deliver to TPLT, in cash or other immediately available funds, the cash portion of the purchase price, less the amount of the Deposit, adjusted as provided in paragraph 10;

                 (b)          Both Parties shall take the appropriate action to cause Deposit, together with any interest earned thereon, to be delivered to TPLT;

                 (c)          TPLT shall, at Vaquero’s election, either execute and deliver to Vaquero an Assignment of Claims in the form attached hereto as Exhibit E, assigning the Claims except for any Excluded Claims; or shall execute and deliver settlement documents evidencing the settlement and release of all such Claims, in return for appropriate settlement and release documents evidencing the release of any corresponding counterclaims of CUSA against TPLT;

                 (d)          Vaquero shall execute and deliver to TPLT assignments in form and substance complying with the terms of paragraph 6 above;

                 (e)          Vaquero shall either (i) obtain and deliver to TPLT a release from CUSA as to all Claims CUSA may have against TPLT related to the Acquired Properties as provided in paragraph 5(c), or (ii) execute and deliver to TPLT an Assumption and Indemnity Agreement, in the form attached hereto as Exhibit F, in compliance with paragraph 5(c), but excluding assumption and indemnity with respect to any Excluded Claims.

                 (f)          TPLT shall deliver to Vaquero an appropriate certificate in standard form reasonably acceptable to Vaquero, signed by TPLT’s General Agent, dated as of the Closing Date, certifying to (i) the resolutions of TPLT’s trustees authorizing the sale of the assigned Claims and the other transactions contemplated hereby, and (ii) the authority and incumbency of the persons signing on behalf of TPLT.

                 (g)          Vaquero shall deliver to TPLT an appropriate certificate in standard form reasonably acceptable to TPLT, signed by Vaquero’s President, certifying to (i) the resolutions of Vaquero’s members authorizing its purchase of the Claims and the other transactions contemplated hereby, and (ii) the authority and incumbency of the person signing on behalf of Vaquero.

     17            Covenants of TPLT.

                 (a)          TPLT agrees that, as long as this agreement remains in effect and Vaquero has the option to purchase the Claims, no part of the Claims or any interest therein will be sold, encumbered or otherwise transferred.

                 (b)          If Vaquero exercises its option hereunder, and if after closing TPLT has claims against CUSA or Vaquero for unauthorized surface use of any TPLT Property, and if Vaquero acquires mineral rights in such lands from CUSA, then TPLT agrees to grant to Vaquero easements, surface leases or other authorizations for Vaquero to continue such surface uses, such easements, surface leases or other authorizations to be granted in exchange for consideration paid to TPLT by Vaquero at market rates and upon such other terms as are reasonable and customary for such transaction.

                 (c)          If Vaquero exercises its option hereunder, and if after closing TPLT has claims against CUSA for breach of duties to TPLT as a royalty owner, including without limitation claims for failure to reasonably develop or for failure to pool, and if Vaquero (or an Affiliate of Vaquero) acquires mineral rights in lands from CUSA so that Vaquero (or an Affiliate of Vaquero) owns the mineral interest appurtenant to such claim and would have the duty to TPLT which TPLT alleges is being breached, then TPLT agrees to stay prosecution of any of such claims against Vaquero (or its Affiliate) for up to one year from the date of Closing to allow Vaquero to evaluate such claims and take such actions as it may deem appropriate to respond to such claims, provided that Vaquero (or its Affiliate) agree that none of such claims, whether then subject to a lawsuit or not, will be barred by the passage of time or prejudiced in any other way during such year.

     18            Remedies. If TPLT breaches this agreement, Vaquero at its option, and as its sole remedies, may elect either (i) to obtain return of the consideration paid by Vaquero for the granting of this option, or (ii) obtain specific performance of this agreement. If Vaquero or an Affiliate of Vaquero breaches this agreement, TPLT may seek any remedy allowed by law or in equity.

     19            Assignment. The rights of the parties hereunder may not be assigned in whole or in part without the prior written consent of the non-assigning party.

     20            No Brokers. Each party represents to the other that no brokerage fee or commission, finder’s fee or other compensation is due or payable to any third party with respect to the transactions contemplated herein, and each party agrees to defend, indemnify and hold harmless the other party against any losses, damages, costs and expenses, including attorneys’ fees, incurred by reason of any breach of such representation by such party.

     21            Joinder of Affiliates. Each of the Affiliates of Vaquero named in paragraph 1(e) of this agreement joins in this agreement to evidence such Affiliate’s agreement severally and not jointly, to be bound by paragraphs 7, 9, 13 and 15(e) of this agreement.

Miscellaneous.

                  (a)          Authority. Each of Vaquero and TPLT hereby represents that the individuals and entity(ies) executing this agreement and each such individual or entity hereby represents and warrants that he, she or it on behalf of Vaquero and TPLT, respectively, has the capacity set forth on the signature pages hereof with full power and authority to bind the party on whose behalf he, she or it is executing this agreement to the terms hereof.

                  (b)          Entire Agreement. This agreement and any other document executed by the parties contemporaneously herewith constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, between the parties with respect to the matters contained in this agreement.

                 (c)          Counterparts. This agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this agreement attached thereto.

                 (d)          Time of Essence. Time is of the essence in the performance of and compliance with each of the provisions and conditions of this agreement. All times provided in this agreement for the performance of any act shall be strictly construed.

                 (e)          Notices. All notices provided for herein shall be in writing and may be telecopied (with machine verification of receipt), sent by Federal Express or other overnight courier service, personally delivered or mailed registered or certified mail, return receipt requested. If a notice is sent by telecopy, it shall be deemed given when transmission is complete if (i) transmitted before 5 pm, and (ii) a confirmation of successful transmission is contemporaneously printed by the transmitting telecopy machine and (iii) a copy of the notice is sent to the recipient by overnight courier for delivery on the Business Day next following the date of telecopy transmission. If a notice is personally delivered, sent by overnight courier service or sent by registered or certified mail, it shall be deemed given upon receipt or refusal of delivery. The addresses to be used in connection with notices are the following, or such other address as a party shall from time to time direct by notice given in accordance with this Section 22(e):

Vaquero:	Vaquero GP, LLC 5001 LBJ Freeway, Suite 370 Dallas, Texas 75244 Attention: Matthew Bob Telephone: 972-726-1835 Telecopy: 972-726-8288

With a copy to:	Miller Mentzer, P.C. 2911 Turtle Creek, Suite 300 Dallas, Texas 75219 Attention: Lawrence B. Mentzer Telephone: 214-720-2222 Telecopy: 214-720-0599

TPLT:	Texas Pacific Land Trust 1700 Pacific Avenue, Suite 1670 Dallas, Texas 75201 Attention: Roy Thomas, General Agent Telephone: 214-969-5530 Telecopy: 214-871-7139

With a copy to:	Graves Dougherty Heard & Moody 401 Congress Avenue, Suite 2200 Austin, Texas 78701 Attention: John B. McFarland Telephone: 512-480-5618 Telecopy: 512-480-5818

                 (f)          Further Assurances. The parties agree to execute such instructions and such other instruments and to do such further acts as may be reasonably necessary to carry out the provisions of this agreement.

                 (g)          No Representations. The making, execution and delivery of this agreement by the parties hereto has been induced by no representations, statements, warranties or agreements other than those expressly set forth herein.

                 (h)          Severability. Wherever possible, each provision of this agreement shall be interpreted in such a manner as to be valid under applicable law, but, if any provision of this agreement shall be invalid or prohibited thereunder, such invalidity or prohibition shall be construed as if such invalid or prohibited provision had not been inserted herein and shall not affect the remainder of such provision or the remaining provisions of this agreement.

                 (i)          Construction. The language in all parts of this agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any of the parties hereto. Section headings of this agreement are solely for convenience of reference and shall not govern the interpretation of any of the provisions of this agreement. References to “paragraphs” are to paragraphs of this agreement, unless otherwise specifically provided. Where the context so requires, the use of the singular shall include the plural and vice versa.

                 (j)          Attorneys’ Fees. If any action is brought by either party against the other party for the enforcement of this agreement or any document or instrument delivered pursuant hereto, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees, costs and expenses incurred in connection with the prosecution or defense of such action or any appeal thereof. For purposes of this agreement, the term “attorneys’ fees” or “attorneys’ fees and costs” shall mean the fees and expenses of counsel to the parties hereto, which may include expert witness fees, printing, duplicating and other expenses, delivery charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney.

                 (k)          Relationship. Notwithstanding anything to the contrary contained herein, this agreement shall not be deemed or construed to make the parties hereto partners or joint venturers, or to render either party liable for any of the debts or obligations of the other, it being the intention of the parties to merely create the relationship of TPLT and Vaquero with respect to the Claims to be conveyed as contemplated hereby.

                 (l)          No Third Party Beneficiaries. TPLT and Vaquero agree that it is their specific intent that no broker or any other third party shall be a party to or a third party beneficiary of this agreement or the escrow; and further that the consent of a broker or other third party shall not be necessary to any agreement, amendment, or document with respect to the transaction contemplated by this agreement.

                 (m)          No Waiver. No waiver hereunder by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

                 (n)          Amendment. Any waiver, amendment, modification, consent or acquiescence with respect to any provision of this agreement shall be set forth in writing and duly executed by the party to be bound thereby.

                 (o)         Expenses. Except as expressly provided herein, each party hereto shall pay its own expenses incurred in connection with this agreement and the transactions contemplated hereby.

        IN WITNESS WHEREOF, the parties, acting through their duly authorized representatives, have executed this agreement to be effective as of December 7, 2004 (the “Effective Date”).

Vaquero GP, LLC By: /s/ Matthew Bob ______________________________ Matthew Bob, President	Texas Pacific Land Trust /s/ Maurice Meyer III ________________________________ Maurice Meyer III, Trustee

Guadalupe Shadows, LLC	/s/ Joe R. Clark ________________________________ Joe R. Clark, Trustee

By: /s/ Matthew R. Bob ______________________________ Matthew R. Bob, Manager	/s/ John R. Norris III ________________________________ John R. Norris III, Trustee

MB Exploration, LLC By: /s/ Matthew R. Bob ______________________________ Matthew R. Bob, President

J. Cleo Thompson and James Cleo Thompson, Jr., LP By: /s/ James Cleo Thompson, Jr. ______________________________ James Cleo Thompson Managing General Partner

Black Hill I, LP

By:  /s/ Daniel A. Gillett
______________________________ Daniel A. Gillett
Managing Partner

Amistad Partners, LLC

By:  /s/ G. Michael Boswell
______________________________
G. Michael Boswell, President

GMB/Gringo Partners II, LP

By: Old Gringo Inc., General Partner

By:  /s/ G. Michael Boswell
______________________________
G. Michael Boswell, President

BP Capital LLC

By:  /s/ Boone Pickens
______________________________
Boone Pickens, President

EXHIBIT A TO THE OPTION AGREEMENT

Partial List of Claims

Field or Lease In Which TPLT Interest is Located	Additional Identification	County	Court In Which Disagreement Has Been Filed
Toro Field	Block 50, T-7S & T-8-S	Reeves
Greasewood Field	Sections 33 & 35, Blk 54, T-4-S	Reeves
Midland "AO" Fee Lease	Section 25, Blk 39, T-4-S	Midland
Midland "AP" Fee Lease	Section 19, Blk 39, T-4-S	Midland
Glasscock "AB" Fee Lease	Section 45, Blk 42, T-5-S	Glasscock
Glasscock "U" Fee Lease	Section 39, Blk 42, T-4-S	Glasscock
S/2, Section 1, Block 39, T-4-S	Spraberry Trend Field	Midland	Subject to voluntary arbitration.
Section 35, Block 35, T-3-S	Blalock Lake, S.E. Field	Glasscock	Arbitration under the guidance of the
Section 17, Block 40, T-3-S	Spraberry Trend Field	Midland	143rd Judicial District Court, Reeves
Section 23, Block 32, T-1-S	Red Draw (Fusselman) Field	Howard	County, in original Cause No.
Section 5, Block 39, T-4-S	TXL "N" 5 - 1 offset drilled by Arco	Midland	03-03-17615-CVR
Sections 3 & 9, Block 56, T-1-S	Red Bluff & Dam Site (Wolfcamp) Fields	Loving
Slash Ranch Field	Section 15 & offsets to Section 40, Blk 53, T-2-S	Loving
Howard "D" Fee Lease	Big Spring (Fusselman) Field	Howard
Texaco Upton "M" Fee	Section 3, Blk 41, T-5-S	Upton
Section 27, Block 41, T-5-S	Spraberry Trend Field	Upton
Glasscock "P" Fee Lease	Section 29, Blk 35, T-3-S	Glasscock
Upton "Z"	CUSA v. TPLT	Upton	Cause No. 03-07-U3811--ANC, 112th Judicial District Court, Upton County
Upton "Z"	TPLT's Counterclaim against CUSA	Upton
Upton "Z" (Pita #1)	TPLT v. CUSA	Crane	Cause No. 5532, 109th Judical District Court, Crane County
Nine Mile Draw (Fusselman)	TPLT v. CUSA	Reeves	Cause No. 40117857-CVR, 143rd Judicial District Court, Reeves County
Reeves "AQ" SWD	TPLT v. CUSA, Apache, et al	Reeves	Cause No. 04-02-17872-CVR, 143rd Judicial District Court, Reeves County
Sterling "E" SWD	TPLT v. CUSA	Sterling	Cause No. 2323, 51st Judicial District Court, Sterling County
Class Action	TPLT has no knowledge of the particulars of this lawsuit except it appears to be associated with a claim of underpayment of royalty.	Washita County, Oklahoma	Case No. CJ-2001-7

EXHIBIT B TO THE OPTION AGREEMENT

ASSIGNMENT OF NON-PARTICIPATING PERPETUAL ROYALTY INTEREST

STATE OF TEXAS

COUNTY OF ___________________

        This assignment (“Assignment”) is made on the ___ day of ____, 200__, (the “Effective Date”) by and between ________________ (“Assignor”), and Texas Pacific Land Trust, with offices at 1700 Pacific Avenue, Suite 1670, Dallas, Texas 75201 (“Assignee”).

        Assignor, for ten dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has GRANTED, BARGAINED, SOLD, ASSIGNED and CONVEYED and by these presents does GRANT, BARGAIN, SELL, ASSIGN and CONVEY, to Assignee an undivided five percent (5%) non-participating perpetual royalty interest (“NPRI”) in and to all oil, gas and other minerals produced and saved from the land more particularly described in Exhibit “A” attached hereto and incorporated herein (the “Land”). If as to any tract described in Exhibit “A” Assignor owns less interest in the oil, gas and other minerals than the entire undivided fee simple mineral estate therein, whether or not such lesser interest is referred to or described in Exhibit “A”, then the NPRI hereby assigned in such tract shall be proportionately reduced in the same proportion which Assignor’s interest in such tract bears to the whole and undivided mineral fee.

        It is the intent of Assignor and Assignee that the interests conveyed by this Assignment are non-participating royalty interests only. By this Assignment, Assignee acquires no rights to any payments of bonus consideration, delay rentals, any executive rights, or the right to negotiate any oil and gas lease on the lands that are the subject of this assignment. Further, Assignor reserves the right to pool or unitize the NPRI herein granted, to create pooled units or field-wide or secondary or tertiary recovery units, with allocation of production among tracts in such units to be on a reasonable basis.

        The NPRI due to Assignee by virtue of this assignment shall be calculated and paid in the same manner as the royalties payable to Assignor under any oil and gas lease covering Assignor’s mineral interest in the Land. If Assignor or its successors or assigns drills and produces oil or gas from the Land without granting any oil and gas lease thereon, then the NPRI due to Assignee hereunder shall be calculated and paid as provided below:

        Assignor covenants and agrees:

    (i)        to deliver or cause to be delivered to the credit of Assignee, in the pipe line to which Assignor may connect its wells, five percent (5%) of all oil, condensate and liquid hydrocarbons produced and saved by Assignor from the premises, or from time to time, at the option of Assignee, Assignor shall sell Assignee’s share of such oil with Assignor’s share and shall pay Assignee five percent (5%) of the Gross Proceeds (as hereinafter defined) from the sale of all oil, condensate and liquid hydrocarbons produced and saved from the premises;

        (ii)        to pay Assignee on gas and casinghead gas produced from the premises

(1) when sold by Assignor in an arms-length sale to an unaffiliated third party, five percent (5%) of the Gross Proceeds received by Assignor from the sale of such gas and casinghead gas, or

(2) when used by Assignor or sold to a Subsidiary or Affiliate (as hereafter defined) of Assignor, five percent (5%) of the Gross Proceeds, computed at the point of sale, from the sale of such gas by such Subsidiary or Affiliate of Assignor; and

(3) when used by Assignor (other than for operations on the premises as hereafter provided) the market value at the point of use.

        (iii)        to pay Assignee on all other minerals mined and marketed or utilized by Assignor from the premises, five percent (5%) of the Gross Proceeds received at the point of sale.

For purposes of this assignment, a “Subsidiary or Affiliate of Assignor” is any corporation, firm or other entity in which Assignor, or any parent company, subsidiary or affiliate of Assignor, owns an interest of more than ten percent (10%), whether by stock ownership or otherwise, or over which Assignor or any parent company, Subsidiary or Affiliate of Assignor exercises any degree of control, directly or indirectly, by ownership, interlocking directorate, or in any other manner; and any corporation, firm or other entity which owns any interest in Assignor, whether by stock ownership or otherwise, or which exercises any degree of control, directly or indirectly, over Assignor, by stock ownership, interlocking directorate, or in any other manner.

For purposes of this Assignment, “Gross Proceeds” means the total consideration paid for oil and gas produced from the premises, with the following exceptions:

        (i)        Assignee’s NPRI shall bear its proportionate part of severance taxes.

        (ii)        Assignee’s NPRI shall bear Assignee’s proportionate part of any costs of transporting oil, gas or liquid hydrocarbon products paid to any third party which is not a Subsidiary or Affiliate of Assignor.

        (iii)        If gas produced from the premises is processed for the recovery of liquefiable hydrocarbon products prior to sale, and if such processing plant is not owned by Assignor or any Subsidiary or Affiliate of Assignor, Assignee’s royalty shall be calculated based upon the consideration received by Assignor (or any subsidiary or affiliate of Assignor) from Assignor’s (or Assignor’s subsidiary’s) sale of such liquefiable hydrocarbons and residue gas, less Assignor’s proportionate part of severance taxes thereon.

        (iv)        If gas produced from the premises is processed for the recovery of liquefiable hydrocarbon products prior to sale, and if such processing plant is owned by Assignor or a Subsidiary or Affiliate of Assignor, Assignee’s NPRI shall be calculated based on (a) 75% of the consideration received by Assignor (or any Subsidiary or Affiliate of Assignor) from the sale of all products extracted from such gas, plus (b) the total consideration received by Assignor (or any Subsidiary or Affiliate of Assignor) from the sale of all residue gas, less Assignor’s proportionate part of severance taxes thereon.

        (v)        No royalty shall be payable on gas used on the premises for production operations or compression or dehydration of gas produced from the premises.

Assignor shall place oil and gas produced from the premises in marketable condition and shall market same for Assignee, at no cost to Assignee. Except as expressly provided above, Assignee’s NPRI shall not be charged directly or indirectly with any of the following: expenses of production, gathering, dehydration, compression, manufacturing, processing, treating or marketing of gas, oil, or any liquefiable hydrocarbons extracted therefrom.

        In addition to the NPRI hereby assigned, Assignor hereby agrees that the following covenants shall apply to all of the lands described in Exhibit “A”, and shall be binding upon Assignor, its successors and assigns, and will inure to the benefit of Assignee, its successors and assigns:

        (a)        From the Effective Date of this Assignment, Assignor will not execute any oil, gas and/or mineral lease that exceeds one section in size covering any part of the land described in Exhibit “A” the surface estate of which is owned by Assignee on the date of such lease.

        (b)        Assignor will provide to Assignee a copy of any and all oil and gas leases hereafter executed by Assignor covering all or any part of the land described in Exhibit “A”, immediately upon execution and delivery of such leases. Assignor will timely provide to Assignee either copies of any farmout agreements, seismic options, or other documents relating to the development of the mineral estate on the land described in Exhibit “A”, or descriptions of such agreements, identifying the lands covered, the parties, and the term of such agreements.

        (c)        Assignee shall have the right to inspect, copy and audit the books, accounts, contracts, records, and data of Assignor, its lessees and assigns, pertaining to the development, production, saving, transportation, sale, and marketing of the oil and gas produced from or attributable to the land described in Exhibit “A”. Such right shall be limited to records and data for production occurring within four years of Assignee’s request for audit.

        (d)        As to any part of the land described in Exhibit “A” in which Assignee owns the surface estate on the effective date of this Assignment, Assignor agrees that all such land shall be subject to the following covenant and limitation on the right of the mineral owner, and any lessee of the mineral owner, to use subsurface water: “useable quality groundwater” (as hereafter defined) from such land shall not be used for waterflood, pressure-maintenance, or other secondary or tertiary purposes in connection with oil and gas production operations, without prior written consent of the surface owner. For purposes of this covenant and limitation, “useable quality groundwater” shall mean (i) water from the Santa Rosa or Rustler Aquifers, and

(ii)     subsurface water from any source containing total dissolved solids of less than 10,000 parts per million.

        (e)        If Assignor hereafter sells, assigns or leases any interest in any of the land described in Exhibit “A”, and if Assignee owns an interest in the surface estate of such land at the time of such sale, assignment or lease, then Assignor agrees to provide written notice to such assignee or lessee of Assignee’s surface ownership interest, at the time of such lease or assignment.

        This assignment is delivered by Assignor to Assignee with warranty of title by, through, and under Assignor, but not otherwise.

        In the event Assignee receives a bona fide offer from a third party to purchase all or a part of the royalty interest hereby assigned to Assignee, and if Assignee desires to accept the offer, Assignee shall notify Assignor in writing (by U.S. mail or personal delivery) of the existence of such third party offer. Assignor shall have a period of thirty days from the date of receipt of Assignor’s written notice within which to elect to purchase the interest (upon which the third party offer has been made) on the same price, terms, and conditions contained in the third party offer. If Assignor fails to notify Assignee of its election to purchase the interest within the time period specified above, then it shall be deemed for the purposes of the exercise of this preferential right, that Assignor has elected not to purchase the interest. Should Assignor elect not to purchase the interest, Assignee shall be free to sell the interest on such terms and conditions, and such interest shall be sold by Assignee free of this right of first refusal. In the event the proposed sale of the interest to a third party is not consummated on such terms and conditions, Assignor’s preferential right to purchase the interest shall apply as to any future third party offers to purchase the interest. Upon the timely and proper election by Assignor to purchase the interest, the execution and delivery of the assignment of the interest by Assignee, the payment of the purchase price by Assignor, and the closing of such transaction shall be scheduled by mutual agreement of Assignor and Assignee, but in any event within thirty (30) days of the exercise by Assignor of its election to purchase. Assignor’s rights set forth in this paragraph shall be personal to Assignor, and shall not be appurtenant to the mineral interest from which the royalty assigned herein is paid. The right of first refusal herein granted shall terminate fifteen (15) years from the Effective Date of this Assignment, except as to any offers to purchase received by Assignee prior to such date.

        No party (“Claiming Party”) shall institute litigation or otherwise pursue any alleged claim or cause of action against the other party (“Breaching Party”), including without limitation any claim arising out of or related to this Assignment unless and until:

    (a)        the Claiming Party has first given written notice (“Claim Notice”) to the Breaching Party of such alleged claim or cause of action which sets forth in reasonable detail the basis for such claim or cause of action and the actions that it alleges must be taken to cure or satisfy the breach or other grounds for such claim or cause of action; and

    (b)        the Breaching Party has failed to cure such claim or cause of action within thirty (30) days after receipt of such notice or, where such claim or cause of action cannot be reasonably be cured within said thirty (30) days, the Breaching Party has failed to commence actions to correct or cure such claim or cause of action within said thirty (30) days or failed, once curative actions are commenced, to prosecute such curative actions with due diligence.

        The statute of limitations shall be tolled with respect to any claim or cause of action set forth in a Claim Notice commencing upon the delivery of such Claim Notice to the Breaching Party and continuing thereafter until it is no longer barred by this section from instituting litigation or otherwise pursuing such claim or cause of action.

        This agreement may be executed in counterpart.

        Executed as of the Effective Date stated above.

ASSIGNOR: _______________________ By:______________________________	ASSIGNEE: Texas Pacific Land Trust

________________________________
         Maurice Meyer III, Trustee

________________________________
         Joe R. Clark, Trustee

________________________________
John R. Norris III, Trustee

State of Texas

County of Dallas

On the ___ day of _____, 200__, before me personally appeared _______________, who being by me duly sworn, did say that he is the _______________, and that he signed this instrument in the capacity stated, as the act of the ____________________, for the purposes and consideration expressed therein.

My commission expires: ______________________________	________________________________ Notary Public, State of Texas

State of Texas

County of Dallas

On the ___ day of _____, 200__, before me personally appeared Maurice Meyer III, who being by me duly sworn, did say that he is a Trustee of Texas Pacific Land Trust, and that he signed this instrument by proper authority in the capacity stated, and for the purposes and consideration expressed therein.

My commission expires: ______________________________	________________________________ Notary Public, State of Texas

State of Texas

County of Dallas

On the ___ day of _____, 200__, before me personally appeared Joe R. Clark, who being by me duly sworn, did say that he is a Trustee of Texas Pacific Land Trust, and that he signed this instrument by proper authority in the capacity stated, and for the purposes and consideration expressed therein.

My commission expires: ______________________________	________________________________ Notary Public, State of Texas

State of Texas

County of Dallas

On the ___ day of _____, 200__, before me personally appeared John R. Norris III, who being by me duly sworn, did say that he is a Trustee of Texas Pacific Land Trust, and that he signed this instrument by proper authority in the capacity stated, and for the purposes and consideration expressed therein.

My commission expires: ______________________________	________________________________ Notary Public, State of Texas

EXHIBIT “A”

TO

ASSIGNMENT OF NON-PARTICIPATING ROYALTY INTEREST

LEGAL DESCRIPTION OF THE PROPERTY

EXHIBIT C TO THE OPTION AGREEMENT

ASSIGNMENT OF NON-PARTICIPATING PERPETUAL ROYALTY INTEREST

STATE OF TEXAS

COUNTY OF ___________________

        This assignment (“Assignment”) is made on the ___ day of ____, 200__, (the “Effective Date”) by and between ________________ (“Assignor”), and Texas Pacific Land Trust, with offices at 1700 Pacific Avenue, Suite 1670, Dallas, Texas 75201 (“Assignee”).

        Assignor, for ten dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has GRANTED, BARGAINED, SOLD, ASSIGNED and CONVEYED and by these presents does GRANT, BARGAIN, SELL, ASSIGN and CONVEY, to Assignee an undivided five percent (5%) non-participating perpetual royalty interest in and to all oil, gas and other minerals produced and saved from the land more particularly described in Exhibit “A” attached hereto and incorporated herein (“NPRI”) . If as to any of the lands described in Exhibit “A” Assignor owns less interest in the oil, gas and other minerals than the entire undivided fee simple mineral estate therein, whether or not such lesser interest is referred to or described in Exhibit “A”, then the NPRI hereby assigned in such tract shall be proportionately reduced in the same proportion which Assignor’s interest in such tract bears to the whole and undivided mineral fee.

        The lands described in Exhibit “A” are either (i) subject to an outstanding oil, gas and mineral lease now in effect, or (ii) subject to an agreement (an “Option Agreement”) whereby Assignor is obligated, subject to certain conditions, to grant one or more oil and gas leases. The NPRI payable hereunder to Assignee shall be reduced, as to those lands described in Exhibit A which are now subject to an oil and gas lease, so that Assignee’s share of the NPRI payable under and by virtue of production from such lease shall be five percent (5%) of the “Net Royalty” (as hereafter defined) payable to Assignor under such lease. As to any of the lands described in Exhibit A which hereafter become subject to an oil and gas lease by virtue of an Option Agreement in force and effect on the Effective Date of this Assignment, the NPRI payable hereunder to Assignee shall be reduced, so that Assignee’s share of the royalty payable under and by virtue of production from such lease shall be five percent (5%) of the Net Royalty payable to Assignor under such lease. The term “Net Royalty” means the landowner’s royalty reserved in the oil and gas lease, less the portion of such royalty payable to parties other than Assignor. At the expiration of any oil and gas lease covering any of the lands described in Exhibit A which is either now in effect or granted pursuant to an Option Agreement now in effect, Assignee’s NPRI on the lands formerly subject to such lease shall thereafter be the original 5% NPRI granted above, proportionately reduced as herein above provided in the event that Assignor’s mineral interest therein is less than the entire mineral estate.

        It is the intent of the parties that the royalty interests hereby conveyed are present grants of a vested interest in the royalty in the oil, gas and other minerals in and under the lands described in Exhibit “A”. In the event, however, that any part of this conveyance would, absent this paragraph, violate the Rule Against Perpetuities, then the duration of the royalty interest herein granted which would violate the Rule shall be limited in duration to the date which is twenty years after the death of the last to die of the now living descendants of Joseph P. Kennedy, the father of the late President John F. Kennedy.

        It is the intent of Assignor and Assignee that the interests conveyed by this Assignment are non-participating royalty interests only. By this Assignment, Assignee acquires no rights to any payments of bonus consideration, delay rentals, any executive rights, or the right to negotiate any oil and gas lease on the lands that are the subject of this assignment. Further, Assignor reserves the right to pool or unitize the NPRI herein granted, to create pooled units or field-wide or secondary or tertiary recovery units, with allocation of production among tracts in such units to be on a reasonable basis.

        The royalties due to Assignee by virtue of this Assignment shall be calculated and paid in the same manner as the royalties payable to Assignor under any oil and gas lease covering Assignor’s mineral interest in the land described in Exhibit “A”. If Assignor or its successors or assigns drills and produces oil or gas from such land without granting any oil and gas lease thereon, then the royalties due to Assignee hereunder shall be calculated and paid as provided below:

        Assignor covenants and agrees:

(i) to deliver or cause to be delivered to the credit of Assignee, in the pipe line to which Assignor may connect its wells, five percent (5%) of all oil, condensate and liquid hydrocarbons produced and saved by Assignor from the premises, or from time to time, at the option of Assignee, Assignor shall sell Assignee’s share of such oil with Assignor’s share and shall pay Assignee five percent (5%) of the Gross Proceeds (as hereinafter defined) from the sale of all oil, condensate and liquid hydrocarbons produced and saved from the premises;

(ii) to pay Assignee on gas and casinghead gas produced from the premises

(1) when sold by Assignor in an arms-length sale to an unaffiliated third party, five percent (5%) of the Gross Proceeds received by Assignor from the sale of such gas and casinghead gas, or

         (2)     when used by Assignor or sold to a Subsidiary or Affiliate (as hereafter defined) of Assignor, five percent (5%) of the Gross Proceeds, computed at the point of sale, from the sale of such gas by such Subsidiary or Affiliate of Assignor; and

(3) when used by Assignor (other than for operations on the premises as hereafter provided), the market value at the point of use.

(iii) to pay Assignee on all other minerals mined and marketed or utilized by Assignor from the premises, five percent (5%) of the Gross Proceeds received at the point of sale or use, whichever is greater.

For purposes of this Assignment, a “Subsidiary or Affiliate of Assignor” is any corporation, firm or other entity in which Assignor, or any parent company, Subsidiary or Affiliate of Assignor, owns an interest of more than ten percent (10%), whether by stock ownership or otherwise, or over which Assignor or any parent company, Subsidiary or Affiliate of Assignor exercises any degree of control, directly or indirectly, by ownership, interlocking directorate, or in any other manner; and any corporation, firm or other entity which owns any interest in Assignor, whether by stock ownership or otherwise, or which exercises any degree of control, directly or indirectly, over Assignor, by stock ownership, interlocking directorate, or in any other manner.

For purposes of this Assignment, “Gross Proceeds” means the total consideration paid for oil and gas produced from the premises, with the following exceptions:

(i) Assignee’s NPRI shall bear its proportionate part of severance taxes.

(ii) Assignee’s NPRI shall bear Assignee’s proportionate part of any costs of transporting oil, gas or liquid hydrocarbon products paid to any third party which is not a Subsidiary or Affiliate of Assignor.

(iii) If gas produced from the premises is processed for the recovery of liquefiable hydrocarbon products prior to sale, and if such processing plant is not owned by Assignor or any Subsidiary or Affiliate of Assignor, Assignee’s NPRI shall be calculated based upon the consideration received by Assignor (or any Subsidiary or Affiliate of Assignor) from Assignor’s (or Assignor’s subsidiary’s) sale of such liquefiable hydrocarbons and residue gas, less Assignor’s proportionate part of severance taxes thereon.

(iv) If gas produced from the premises is processed for the recovery of liquefiable hydrocarbon products prior to sale, and if such processing plant is owned by Assignor or a Subsidiary or Affiliate of Assignor, Assignee’s NPRI shall be calculated based on (a) 75% of the consideration received by Assignor (or any Subsidiary or Affiliate of Assignor) from the sale of all products extracted from such gas, plus (b) the total consideration received by Assignor (or any Subsidiary or Affiliate of Assignor) from the sale of all residue gas, less Assignor’s proportionate part of severance taxes thereon.

(v) No royalty shall be payable on gas used on the premises for production operations or compression or dehydration of gas produced from the premises.

Assignor shall place oil and gas produced from the premises in marketable condition and shall market same for Assignee, at no cost to Assignee. Except as expressly provided above, Assignee’s NPRI shall not be charged directly or indirectly with any of the following: expenses of production, gathering, dehydration, compression, manufacturing, processing, treating or marketing of gas, oil, or any liquefiable hydrocarbons extracted therefrom.

        In addition to the royalty interest hereby assigned, Assignor hereby agrees that the following covenants shall apply to all of the lands described in Exhibit “A”, and shall be binding upon Assignor, its successors and assigns, and will inure to the benefit of Assignee, its successors and assigns:

         (a)         From the Effective Date of this Assignment, Assignor will not execute any oil, gas and/or mineral lease that exceeds one section in size covering any part of the land described in Exhibit “A” the surface estate of which is owned by Assignee on the date of such lease (except as may be required by any Option Agreement now in effect covering any of the land described in Exhibit “A”).

         (b)         Assignor will provide to Assignee a copy of any and all oil and gas leases hereafter executed by Assignor covering all or any part of the land described in Exhibit “A”, immediately upon execution and delivery of such leases. Assignor will timely provide to Assignee either copies of any farmout agreements, seismic options, or other documents relating to the development of the mineral estate in the land described in Exhibit “A”, or descriptions of such agreements, identifying the lands covered, the parties, and the term of such agreements.

         (c)         Assignee shall have the right to inspect, copy and audit the books, accounts, contracts, records, and data of Assignor, its lessees and assigns, pertaining to the development, production, saving, transportation, sale, and marketing of the oil and gas produced from or attributable to the land described in Exhibit “A”. Such right shall be limited to records and data for production occurring within four years of Assignee’s request for audit.

         (d)         As to any part of the land described in Exhibit “A” in which Assignee owns the surface estate on the effective date of this Assignment, Assignor agrees that Assignee’s interest in such land shall be subject to the following covenant and limitation on the right of the mineral owner, and any lessee of the mineral owner, to use subsurface water: “useable quality groundwater” (as hereafter defined) from such land shall not be used for waterflood, pressure-maintenance, or other secondary or tertiary purposes in connection with oil and gas production operations, without prior written consent of the surface owner. For purposes of this covenant and limitation, “useable quality groundwater” shall mean (i) water from the Santa Rosa or Rustler Aquifers, and (ii) subsurface water from any source containing total dissolved solids of less than 10,000 parts per million. The provisions of this paragraph shall not apply, however, to any of the land described in Exhibit “A” now subject to an oil and gas lease, or to any of such land hereafter subject to an oil and gas lease granted pursuant to an option agreement now in effect, for as long as such lease remains in effect.

         (e)         If Assignor hereafter sells, assigns or leases any of its interest in the land described in Exhibit “A”, and if Assignee owns an interest in the surface estate of such land at the time of such sale, assignment or lease, then Assignor agrees to provide written notice to such assignee or lessee of Assignee’s surface ownership interest, at the time of such lease or assignment.

        This assignment is delivered by Assignor to Assignee with warranty of title by, through, and under Assignor, but not otherwise.

        In the event Assignee receives a bona fide offer from a third party to purchase all or a part of the royalty interest hereby assigned to Assignee, and if Assignee desires to accept the offer, Assignee shall notify Assignor in writing (by U.S. mail or personal delivery) of the existence of such third party offer. Assignor shall have a period of thirty days from the date of receipt of Assignor’s written notice within which to elect to purchase the interest (upon which the third party offer has been made) on the same price, terms, and conditions contained in the third party offer. If Assignor fails to notify Assignee of its election to purchase the interest within the time period specified above, then it shall be deemed for the purposes of the exercise of this preferential right, that Assignor has elected not to purchase the interest. Should Assignor elect not to purchase the interest, Assignee shall be free to continue negotiations for the sale of the interest, and if such negotiations result in a sale of the interest, such interest shall be sold by Assignee free of this right of first refusal. In the event the proposed sale of the interest to a third party is not consummated, Assignor’s preferential right to purchase the interest shall be reinstated as to any future third party offers to purchase the interest. Upon the timely and proper election by Assignor to purchase the interest, the execution and delivery of the assignment of the interest by Assignee, the payment of the purchase price by Assignor, and the closing of such transaction shall be scheduled by mutual agreement of Assignor and Assignee, but in any event within thirty (30) days of the exercise by Assignor of its election to purchase. Assignor’s rights set forth in this paragraph shall be personal to Assignor, and shall not be appurtenant to the mineral interest from which the royalty assigned herein is paid. The right of first refusal herein granted shall terminate fifteen (15) years from the Effective Date of this Assignment, except as to any offers to purchase received by Assignee prior to such date.

        No party (“Claiming Party”) shall institute litigation or otherwise pursue any alleged claim or cause of action against the other party (“Breaching Party”), including without limitation any claim arising out of or related to this Assignment unless and until:

         (a)         the Claiming Party has first given written notice (“Claim Notice”) to the Breaching Party of such alleged claim or cause of action which sets forth in reasonable detail the basis for such claim or cause of action and the actions that it alleges must be taken to cure or satisfy the breach or other grounds for such claim or cause of action; and

         (b)         the Breaching Party has failed to cure such claim or cause of action within thirty (30) days after receipt of such notice or, where such claim or cause of action cannot be reasonably be cured within said thirty (30) days, the Breaching Party has failed to commence actions to correct or cure such claim or cause of action within said thirty (30) days or failed, once curative actions are commenced, to prosecute such curative actions with due diligence.

        The statute of limitations shall be tolled with respect to any claim or cause of action set forth in a Claim Notice commencing upon the delivery of such Claim Notice to the Breaching Party and continuing thereafter until it is no longer barred by this section from instituting litigation or otherwise pursuing such claim or cause of action.

        This agreement may be executed in counterpart.

        Executed as of the Effective Date stated above.

ASSIGNOR: _______________________ By:______________________________	ASSIGNEE: Texas Pacific Land Trust

________________________________
         Maurice Meyer III, Trustee

________________________________
         Joe R. Clark, Trustee

________________________________
John R. Norris III, Trustee

State of Texas

County of Dallas

On the ___ day of _____, 200__, before me personally appeared ____________, who being by me duly sworn, did say that he is the ________________, and that he signed this instrument in the capacity stated, as the act of the ______________________, for the purposes and consideration expressed therein.

My commission expires: ______________________________	________________________________ Notary Public, State of Texas

State of Texas

County of Dallas

On the ___ day of _____, 200__, before me personally appeared Maurice Meyer III, who being by me duly sworn, did say that he is a Trustee of Texas Pacific Land Trust, and that he signed this instrument by proper authority in the capacity stated, and for the purposes and consideration expressed therein.

My commission expires: ______________________________	________________________________ Notary Public, State of Texas

State of Texas

County of Dallas

On the ___ day of _____, 200__, before me personally appeared Joe R. Clark, who being by me duly sworn, did say that he is a Trustee of Texas Pacific Land Trust, and that he signed this instrument by proper authority in the capacity stated, and for the purposes and consideration expressed therein.

My commission expires: ______________________________	________________________________ Notary Public, State of Texas

State of Texas

County of Dallas

On the ___ day of _____, 200__, before me personally appeared John R. Norris III, who being by me duly sworn, did say that he is a Trustee of Texas Pacific Land Trust, and that he signed this instrument by proper authority in the capacity stated, and for the purposes and consideration expressed therein.

My commission expires: ______________________________	________________________________ Notary Public, State of Texas

EXHIBIT “A”
TO
ASSIGNMENT OF NON-PARTICIPATING ROYALTY INTEREST

LEGAL DESCRIPTION OF THE PROPERTY

EXHIBIT D TO THE OPTION AGREEMENT

ASSIGNMENT OF OVERRIDING ROYALTY

THE STATE OF TEXAS

COUNTY OF _____________

        This assignment (“Assignment”) is made on the ___ day of ____, 200__, (the “Effective Date”) by and between _______________ (“Assignor”), and Texas Pacific Land Trust, with offices at 1700 Pacific Avenue, Suite 1670, Dallas, Texas 75201 (“Assignee”).

        Assignor, for ten dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has GRANTED, BARGAINED, SOLD, ASSIGNED and CONVEYED and by these presents does GRANT, BARGAIN, SELL, ASSIGN and CONVEY, to Assignee an overriding royalty equal to 5% of all oil, gas, and other minerals produced and saved from the oil and gas leases identified in Exhibit “A”, as owned and received by Assignor, and proportionately reduced to the actual ownership received by Assignor. If any of said leases covers less than all of the fee mineral estate in the lands covered thereby, then the overriding royalty hereby assigned in said lease shall be proportionately reduced, in the same proportion that the interest in the mineral estate covered by said lease bears to the entire fee mineral estate in said lands. The overriding royalty hereby assigned shall be calculated and paid in the same manner as the royalty reserved by the grantor in said leases. The overriding royalty hereby assigned shall also apply to any extension or renewal of any of said leases entered into within one (1) year after the termination of any lease.

        In addition to the royalty interest hereby assigned, Assignor hereby agrees that the following covenants shall apply to all of the lands described in Exhibit “A”, and shall be binding upon Assignor, its successors and assigns, and will inure to the benefit of Assignee, its successors and assigns:

    (a)        Assignee shall have the right to inspect, copy and audit the books, accounts, contracts, records, and data of Assignor, its lessees and assigns, pertaining to the development, production, saving, transportation, sale, and marketing of the oil and gas produced from or attributable to the land described in Exhibit “A”. Such right shall be limited to records and data for production occurring within four years of Assignee’s request for audit.

    (b)        As to any part of the land covered by the oil and gas leases described in Exhibit “A” in which Assignee owns the surface estate on the effective date of this Assignment, Assignor agrees that Assignee’s interest in such land shall be subject to the following covenant and limitation on the right of Assignor, and any assignee of Assignor, to use subsurface water: “useable quality groundwater” (as hereafter defined) from such land shall not be used for waterflood, pressure-maintenance, or other secondary or tertiary purposes in connection with oil and gas production operations, without prior written consent of the surface owner; provided that such restriction shall not apply to any use of useable quality groundwater being made at the time of Assignor’s acquisition of the oil and gas leases described in Exhibit “A”. For purposes of this covenant and limitation, “useable quality groundwater” shall mean (i) water from the Santa Rosa or Rustler Aquifers, and (ii) subsurface water from any source containing total dissolved solids of less than 10,000 parts per million.

        In the event Assignee receives a bona fide offer from a third party to purchase all or a part of the royalty interest hereby assigned to Assignee, and if Assignee desires to accept the offer, Assignee shall notify Assignor in writing (by U.S. mail or personal delivery) of the existence of such third party offer. Assignor shall have a period of thirty days from the date of receipt of Assignor’s written notice within which to elect to purchase the interest (upon which the third party offer has been made) on the same price, terms, and conditions contained in the third party offer. If Assignor fails to notify Assignee of its election to purchase the interest within the time period specified above, then it shall be deemed for the purposes of the exercise of this preferential right, that Assignor has elected not to purchase the interest. Should Assignor elect not to purchase the interest, Assignee shall be free to continue negotiations for the sale of the interest, and if such negotiations result in a sale of the interest, such interest shall be sold by Assignee free of this right of first refusal. In the event the proposed sale of the interest to a third party is not consummated, Assignor’s preferential right to purchase the interest shall be reinstated as to any future third party offers to purchase the interest. Upon the timely and proper election by Assignor to purchase the interest, the execution and delivery of the assignment of the interest by Assignee, the payment of the purchase price by Assignor, and the closing of such transaction shall be scheduled by mutual agreement of Assignor and Assignee, but in any event within thirty (30) days of the exercise by Assignor of its election to purchase. Assignor’s rights set forth in this paragraph shall be personal to Assignor, and shall not be appurtenant to the mineral interest from which the royalty assigned herein is paid. The right of first refusal herein granted shall terminate fifteen (15) years from the Effective Date of this Assignment, except as to any offers to purchase received by Assignee prior to such date.

        No party (“Claiming Party”) shall institute litigation or otherwise pursue any alleged claim or cause of action against the other party (“Breaching Party”), including without limitation any claim arising out of or related to this Assignment unless and until:

         (a)         the Claiming Party has first given written notice (“Claim Notice”) to the Breaching Party of such alleged claim or cause of action which sets forth in reasonable detail the basis for such claim or cause of action and the actions that it alleges must be taken to cure or satisfy the breach or other grounds for such claim or cause of action; and

         (b)         the Breaching Party has failed to cure such claim or cause of action within thirty (30) days after receipt of such notice or, where such claim or cause of action cannot be reasonably be cured within said thirty (30) days, the Breaching Party has failed to commence actions to correct or cure such claim or cause of action within said thirty (30) days or failed, once curative actions are commenced, to prosecute such curative actions with due diligence.

        The statute of limitations shall be tolled with respect to any claim or cause of action set forth in a Claim Notice commencing upon the delivery of such Claim Notice to the Breaching Party and continuing thereafter until it is no longer barred by this section from instituting litigation or otherwise pursuing such claim or cause of action.

        This assignment is delivered by Assignor to Assignee with warranty of title by, through, and under Assignor, but not otherwise.

        This agreement may be executed in counterpart.

        Executed as of the Effective Date stated above.

ASSIGNOR: _______________________ By:______________________________	ASSIGNEE: Texas Pacific Land Trust

________________________________
         Maurice Meyer III, Trustee

________________________________
         Joe R. Clark, Trustee

________________________________
John R. Norris III, Trustee

State of Texas

County of Dallas

On the ___ day of _____, 200__, before me personally appeared ______________, who being by me duly sworn, did say that he is the __________________, and that he signed this instrument in the capacity stated, as the act of the _____________________, for the purposes and consideration expressed therein.

My commission expires: ______________________________	________________________________ Notary Public, State of Texas

State of Texas

County of Dallas

On the ___ day of _____, 200__, before me personally appeared Maurice Meyer III, who being by me duly sworn, did say that he is a Trustee of Texas Pacific Land Trust, and that he signed this instrument by proper authority in the capacity stated, and for the purposes and consideration expressed therein.

My commission expires: ______________________________	________________________________ Notary Public, State of Texas

State of Texas

County of Dallas

On the ___ day of _____, 200__, before me personally appeared Joe R. Clark, who being by me duly sworn, did say that he is a Trustee of Texas Pacific Land Trust, and that he signed this instrument by proper authority in the capacity stated, and for the purposes and consideration expressed therein.

My commission expires: ______________________________	________________________________ Notary Public, State of Texas

State of Texas

County of Dallas

On the ___ day of _____, 200__, before me personally appeared John R. Norris III, who being by me duly sworn, did say that he is a Trustee of Texas Pacific Land Trust, and that he signed this instrument by proper authority in the capacity stated, and for the purposes and consideration expressed therein.

My commission expires: ______________________________	________________________________ Notary Public, State of Texas

EXHIBIT “A”
TO
ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

LEGAL DESCRIPTION OF THE LEASES

EXHIBIT E TO THE OPTION AGREEMENT

ASSIGNMENT OF CLAIMS

STATE OF TEXAS

COUNTY OF DALLAS

        This assignment ("Assignment") is made on the ____ day of ________, 200__, (the "Effective Date") by and between Texas Pacific Land Trust, with offices at 1700 Pacific Avenue, Suite 1670, Dallas, Texas 75201 ("Assignor"), and ____________ ("Assignee").

        Assignor, for ten dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has GRANTED, BARGAINED, SOLD, ASSIGNED and CONVEYED and by these presents do GRANT, BARGAIN, SELL, ASSIGN and CONVEY to Assignee, free and clear of all liens and encumbrances, all right, title and interest of Assignor in all Claims (as hereafter defined) [save and except the Excluded Claims described in Exhibit “B” attached hereto]. “Claims” means all claims, uncollected judgments, and causes of action TPLT now has against Chevron USA, Inc., Texaco Inc., ChevronTexaco Inc., or Texaco Exploration and Production Inc., or any of such entities’ wholly owned subsidiaries (“CUSA”) which (i) arise out of or are related to the property described in Exhibit “B” [“C”] (the “TPLP Property”) and (ii) for which the operative acts or omissions which underlie or give rise to the claim have occurred or occur prior to the date hereof, whether or not notice has been given as to such claims and whether asserted in an existing lawsuit or arbitration proceeding or not, and whether known or unknown, with the following exceptions:

(i) “Claims” includes any claim for damages Assignor has against CUSA which were sustained prior to ___________________ for use of the surface estate by CUSA for pipelines, roads, salt water disposal or injection or other facilities or surface uses, or use of potable quality ground water, on lands the surface estate of which is owned by Assignor without any easement, lease or other permission or right of use, but does not include claims of future damages or suits to enjoin further unauthorized use, even though such use is a continuation of previous activity by CUSA.

(ii) “Claims” includes claims for past and future damages Assignor has against CUSA arising out of CUSA’s breach of duties to Assignor as a royalty owner for failure to protect TPLT Properties against drainage from wells drilled prior to _______________, but does not include drainage claims attributable to wells drilled after _________________.

(iii) “Claims” includes claims for damages Assignor has against CUSA which were sustained prior to _________________ for CUSA’s failure to reasonably develop TPLT Properties or for failure to pool Assignor’s royalty interest, but does not include claims Assignor may have in the future against Vaquero for its failure to develop or pool such lands after Vaquero’s acquisition of such properties from CUSA.

(iv) “Claims” does not include claims Assignor may have against Vaquero, its Affiliates, or any other parties other than CUSA, even though such other parties may own mineral or leasehold interests with CUSA or may have acquired leasehold interests by lease or farmout from CUSA, or may be otherwise in privity of contract or estate with CUSA.

(v) “Claims” does not include claims Assignor may assert against CUSA, under state or federal laws, for contribution or indemnity resulting from claims hereafter made by third parties against TPLT for damages or injury to such third parties arising out of CUSA’s activities on TPLT Properties.

A complete list of Claims which are known to Assignor as of this date is attached hereto as Exhibit “A”.

        This assignment conveys to Assignee the full right and power to maintain any of the Claims, in the name of Assignor or in its own name, to settle, compromise, or reassign any Claim, and to give a release in full discharge of liability of any such Claim. Assignor agrees to provide such information, documents, and testimony as are reasonably necessary to investigate and prosecute any Claim, and to execute and deliver any additional documents reasonably necessary to confirm the assignment of any Claim. Assignor will not settle or compromise any Claim or give any release or discharge of liability under any Claim, without the express written consent of Assignee.

        Executed as of the Effective Date stated above.

ASSIGNOR: _______________________ By:______________________________	ASSIGNEE: Texas Pacific Land Trust

________________________________
         Maurice Meyer III, Trustee

________________________________
         Joe R. Clark, Trustee

________________________________
John R. Norris III, Trustee

State of Texas

County of Dallas

On the ___ day of _____, 200__, before me personally appeared ______________, who being by me duly sworn, did say that he is the __________________, and that he signed this instrument in the capacity stated, as the act of the _____________________, for the purposes and consideration expressed therein.

My commission expires: ______________________________	________________________________ Notary Public, State of Texas

State of Texas

County of Dallas

On the ___ day of _____, 200__, before me personally appeared Maurice Meyer III, who being by me duly sworn, did say that he is a Trustee of Texas Pacific Land Trust, and that he signed this instrument by proper authority in the capacity stated, and for the purposes and consideration expressed therein.

My commission expires: ______________________________	________________________________ Notary Public, State of Texas

State of Texas

County of Dallas

On the ___ day of _____, 200__, before me personally appeared Joe R. Clark, who being by me duly sworn, did say that he is a Trustee of Texas Pacific Land Trust, and that he signed this instrument by proper authority in the capacity stated, and for the purposes and consideration expressed therein.

My commission expires: ______________________________	________________________________ Notary Public, State of Texas

State of Texas

County of Dallas

On the ___ day of _____, 200__, before me personally appeared John R. Norris III, who being by me duly sworn, did say that he is a Trustee of Texas Pacific Land Trust, and that he signed this instrument by proper authority in the capacity stated, and for the purposes and consideration expressed therein.

My commission expires: ______________________________	________________________________ Notary Public, State of Texas

EXHIBIT “A” TO THE ASSIGNMENT OF CLAIMS

LEGAL DESCRIPTION OF THE PROPERTY

EXHIBIT “B” TO THE ASSIGNMENT OF CLAIMS

LIST OF KNOWN CLAIMS

EXHIBIT F TO THE OPTION AGREEMENT

ASSUMPTION AND INDEMNITY AGREEMENT

STATE OF TEXAS

COUNTY OF DALLAS

        This Agreement is made on the ____ day of ________, 200__, (the “Effective Date”) by and between Texas Pacific Land Trust, with offices at 1700 Pacific Avenue, Suite 1670, Dallas, Texas 75201 (“TPLT”), and ___________________________.

        TPLT, by an Assignment of Claims of even date herewith, a copy of which is attached hereto as Exhibit A, has assigned to ________ certain claims (the “TPLT Claims”) which TPLT has against Chevron USA, Inc., Texaco Inc., ChevronTexaco Inc., or Texaco Exploration and Production Inc. (“CUSA”). As part of the consideration for such Assignment, ___________ has agreed to provide certain indemnities to TPLT.

        NOW, THEREFORE, in consideration of the premises, _______ hereby covenants and agrees to assume liability for, and to defend and indemnify of TPLT against, any and all claims (the “CUSA Claims”) CUSA has against TPLT as of the Effective Date hereof which arise out of or are related to the TPLT Property (as defined in the Assignment of Claims attached hereto as Exhibit A), whether such claims have or have not been asserted, whether known or unknown to TPLT or CUSA [save and except those claims (the “Excluded Claims”) described in Exhibit “A”]. ________ obligation to defend and indemnify TPLT against the CUSA Claims applies whether or not such CUSA Claims have been or hereafter are asserted by CUSA as counterclaims in suits or proceedings asserting the TPLT Claims, or by separate, independent suits brought by CUSA against TPLT. The CUSA claims specifically include claims for attorneys’ fees incurred by CUSA in connection with CUSA’s defense of TPLT Claims.

        Executed by the parties to be effective as of the Effective Date first set forth above.

______________________________________ By:______________________________	Texas Pacific Land Trust ________________________________ Maurice Meyer III, Trustee ________________________________ Joe R. Clark, Trustee ________________________________ John R. Norris III, Trustee